As filed with the Securities and Exchange Commission
                               on August 2, 1999.
                              File No. 333-________


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549








                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933







                               VISTA EYECARE, INC.
               (EXACT NAME OF ISSUER AS SPECIFIED IN ITS CHARTER)
                               GEORGIA 58-1910859
                (STATE OR OTHER JURISDICTION OF (I.R.S. EMPLOYER
              INCORPORATION OR ORGANIZATION) IDENTIFICATION NUMBER)

                               296 GRAYSON HIGHWAY
                          LAWRENCEVILLE, GEORGIA 30045
                                 (770) 822-3600
     (ADDRESS AND TELEPHONE NUMBER OF ISSUER'S PRINCIPAL EXECUTIVE OFFICES)

       VISTA EYECARE, INC. RESTATED STOCK OPTION AND INCENTIVE AWARD PLAN
                            (FULL TITLE OF THE PLAN)

                             MITCHELL GOODMAN, ESQ.
              SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                               296 GRAYSON HIGHWAY
                          LAWRENCEVILLE, GEORGIA 30045
                                 (770) 822-3600
 (NAME, ADDRESS AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                                   COPIES TO:
                             DAVID A. STOCKTON, ESQ.
                             KILPATRICK STOCKTON LLP
                           1100 PEACHTREE STREET, N.E.
                           ATLANTA, GEORGIA 30309-4530
                                 (404) 815-6500

                         CALCULATION OF REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------

                                                    PROPOSED MAXIMUM             PROPOSED MAXIMUM
    TITLE OF SECURITIES          AMOUNT TO           OFFERING PRICE                  AGGREGATE                 AMOUNT OF
      TO BE REGISTERED         BE REGISTERED          PER SHARE <F1>                OFFERING PRICE         REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
        Common Stock        1,000,000 shares <F2>     $3.703125                     $3,703,125                $1,029.47

--------------------------------------------------------------------------------------------------------------------------------

<F1> Determined in accordance  with Rule 457(h) under the Securities Act of 1933, based on $3.703125, the average of the high and low prices on the NASDAQ National Market System on July 29, 1999.

<F2> Pursuant to Rule 416, this  Registration  Statement shall be deemed to cover any additional securities to be offered or issued from stock splits, stock dividends, or similar transactions.

PART II.  INFORMATION REQUIRED IN THE REGISTRATION STATEMENT


         As permitted by General Instruction E to Form S-8, in connection with this registration of additional shares the Registrant hereby incorporates by reference the contents of its registration statement on Form S-8 (file no. 33-68750) filed as of September 9, 1993.

         The following required opinion, consents and power of attorney are filed herewith as part of this Registration Statement:

Exhibit Number                    Description

5                                 Opinion and Consent of Kilpatrick Stockton LLP

23                                Consent of Arthur Andersen LLP.

24 Power of Attorney (included in the signature page of this Registration Statement).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this 22nd day of July, 1999.

                               VISTA EYECARE, INC.

                               By: /s/ James W. Krause
                                  James W. Krause
                                  Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints James W. Krause and Mitchell Goodman, Esq. as attorneys-in-fact, having the power of substitution, for them in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 and to file the same, with exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated on July 22, 1999.


                              Chairman of the Board and Chief Executive Officer
/s/ James W. Krause           and President (Principal Executive Officer)
 James W. Krause


/s/ Angus C. Morrison         Senior Vice President,  Chief  Financial  Officer
 Angus C. Morrison            and Treasurer (Principal Financial and Accounting
                              Officer)

/s/ David I. Fuente           Director
 David I. Fuente


/s/ Ronald J. Green           Director
 Ronald J. Green


/s/ James E. Kanaley          Director
 James E. Kanaley


/s/ Campbell B. Lanier, III   Director
 Campbell B. Lanier, III


/s/ J. Smith Lanier, II       Director
 J. Smith Lanier, II

                                  EXHIBIT INDEX
                                       TO
                       REGISTRATION STATEMENT ON FORM S-8



EXHIBIT NUMBER                       DESCRIPTION
--------------                       -----------

5                                    Opinion and Consent of Kilpatrick Stockton
                                        LLP, counsel to the Registrant

23                                   Consent of Arthur Andersen LLP

24                                   Power of Attorney (included in the
                                        Signature Page of this Registration
                                        Statement)